UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-1735

FPA NEW INCOME, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	SEPTEMBER 30

Date of reporting period:	SEPTEMBER 30, 2006

Item 1. Report to Stockholders.

Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

47432

FPA New Income, Inc.

September 30, 2006

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Annual Report covers the fiscal year ended September 30, 2006. Your Fund's net asset value (NAV) per share closed at $10.99. During the fiscal year, your Fund distributed four income dividends totaling $0.54. There were no capital gains distributions.

The following table shows the average annual total return for several different periods ended September 30 for the Fund and comparative indices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

	Periods Ended September 30, 2006
	1 Year		5 Years		10 Years		15 Years		20 Years
FPA New Income, Inc. (NAV)	4.59	%*	4.35	%*	6.01	%*	7.05	%*	7.97	%*
FPA New Income, Inc. (Net of Sales Charge)	0.93	%**	3.61	%**	5.64	%**	6.80	%**	7.77	%**
Lipper A-Rated Bond Fund Average	3.03%		4.56%		5.81%		6.59%		7.37%
Lehman Brothers Government/Credit Index	3.33%		4.96%		6.47%		6.86%		7.42%

The Fund's total rate of return for the fiscal year was 4.59%* versus 3.03% and 3.33% for the Lipper A-Rated Bond Fund Average and Lehman Brothers Government/Corporate Bond Index, respectively. For the second half of the fiscal year, the total returns were: FPA New Income, Inc., 2.88%*; Lipper Average, 3.33%; and the Lehman Brothers Index, 3.76%. Finally, on a calendar year-to-date basis, the total returns were: FPA New Income, Inc., 3.64%*; the Lipper Average, 2.61%; and the Lehman Brothers Index, 2.71%.

First Pacific Advisors, LLC

Before discussing your Fund's performance, we are happy to report that First Pacific Advisors has successfully completed our transaction with Old Mutual (US) Holdings. We are now a Limited Liability Company owned entirely by eight internal members of FPA. This is the first time in the fifty-year history of this organization that the members who manage your Fund are the sole owners of the firm. We believe this solidifies the organization so that we may continue to operate it with a long-term perspective that is in the best interests of our clients, mutual-fund shareholders, employees and members. We thank Old Mutual plc for helping to make this an absolutely smooth transition and wish them well in their future endeavors.

Commentary

Your Fund's relative performance has materially improved for the calendar and fiscal-year periods ended September 30. The reasons will be discussed shortly. Over the last five years, your Fund has slightly underperformed both the Lipper and Lehman Indexes. Over this longer-term period, both the competitive funds and the Lehman Index have averaged materially longer portfolio durations and average maturities than your Fund and, thus, considerably more volatility risk was accepted for little incremental return. We maintained a materially shorter portfolio duration since we were of the opinion that longer-term high-quality bonds provided little, if any, investment value.

As we have explained in previous Shareholder Letters, when longer-term interest rates are in the 3% to 4% range, it does not take much of an interest-rate rise to cause a negative return. If we take the inverse of these two interest-rate levels, it would be similar to having a 25 to 33 P/E ratio on a stock. In other words, the potential for higher volatility is accompanied by a lower effective yield. We do not consider it wise to accept an elevated level of volatility for a lower effective yield. It is not a good return versus risk trade-off. We prefer to wait for periods where we are being compensated with higher yields and lower volatility risk.

As an example of this, between January 17 and June 28, 2006, the ten-year Treasury bond yield rose from 4.33% to 5.25%. This produced a holding period loss of 4.73%. For this same period, the Merrill Lynch U.S. Corporate & Government Master Index total return was a negative 2.25%. Your Fund, by comparison, achieved a positive 1.57% total return.

*  Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown.

**  Reflects the maximum sales charge of 3.5% of the offering price.

During this period, yields on the three-month Treasury bill through the thirty-year Treasury bond rose between 68 and 98 basis points (there are 100 basis points in a percentage point). Despite a general rise in the level of yields, your Fund's shorter duration and average maturity protected it from experiencing a potential portfolio loss.

During the past five years, the average yield on the ten-year Treasury bond has been approximately 4.50%, with an average adjusted duration of 7.7 years. What this means is that, for each one percentage point change, the bond's price will move 7.7%. The Merrill Lynch U.S. Corporate & Government Master Index (it has similar characteristics to the Lehman Index), has had an average effective duration of 5.1 years, so that for each one percentage point change, the Index shifts approximately 5.1%. In contrast, over this same time frame, your Fund's duration has ranged between 2.24 years and 0.53 years, with an average of 1.37 years. This means that your Fund has achieved approximately 88% of the return of the Index while having a portfolio duration that is only 26% of the Index's duration. In our opinion, achieving 88% of the return, after expenses, with approximately a quarter of the volatility risk is not a bad return versus risk trade-off. On a pre-expense basis, your Fund's portfolio approximated the return of the Merrill Index. This has been a trademark of your Fund over the last twenty-two years that I have led its management. When we believe we are being adequately compensated to accept both duration and credit-quality risk, we will do so; until then, we will patiently wait for better investment opportunities.

Though we have been very defensive, as exhibited by the record low 0.53 year portfolio duration at the beginning of this Fund's fiscal year, we have become decidedly more active, with your Fund's average duration nearly doubling to 0.98 years, at fiscal year end. As shorter-term yields rose, we began increasing the Fund's duration by adding securities with maturities between two and three years. We sold our floating-rate and step-up agency securities and replaced them with bullet agency securities. Furthermore, we have redirected our purchases from debt securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), since neither one has been able to publish financials since they ran into problems with elements of their statements, to the Federal Farm Credit Bank, the Federal Home Loan Bank and other instrumentalities of the federal government. In total, nearly 40% of the portfolio has been shifted since the beginning of this year.

We anticipate continuing this process, as yields in the two- to three-year sector rise. Since early July, yields have fallen between the maturities of two years and thirty years, as investors anticipate a reduction in the Fed Funds rate by the Federal Reserve. In our opinion, much of this yield rally has been excessive and premature. Since the end of September, questions regarding this view have begun to emerge and, thus, yields are again rising. In response, we have gradually added more two-year maturity agency securities. We anticipate continuing this process through the end of the year. At the end of September, your Fund held 17% in short-term money-market instruments and had another 26% invested in Treasury Inflation Protected Securities that mature in January 2007. We anticipate drawing down this combined 43% and redirecting a sizeable portion into two- to three-year maturity securities, when yields are above the 5% level. We feel that, at this yield level, we are being compensated for potential inflation risk but without having to accept much in the way of volatility risk. Yields have to be considerably higher before we will be willing to extend our maturities beyond three years.

As for credit risk, we have been unwilling to accept much. Our exposure to the high-yield sector remains at a very low 4.45% of the portfolio. We anticipate this level being lower by a minimum of 1% by the end of December. Should a potential takeover occur in one of our other holdings, our high-yield exposure could fall another 1%, bringing the Fund's exposure close to its all-time low of 2%. Obviously, we do not believe we are being adequately compensated to accept credit risk. Yield spreads on both investment-grade and high-yield corporate bonds are extremely narrow, implying little fear of an economic slowdown. However, these narrow yield spreads may also reflect the high level of activity in the credit default swap

(CDS) market. With default insurance being priced very cheaply, this appears to be driving the narrowing in yield spreads. In our opinion, the CDS market has not been adequately stress tested to determine how it will behave under adverse circumstances. It is many times larger than what took place in 1998 when a derivative fund nearly brought the international market to its knees. Furthermore, in 1987, we had an earlier form of derivative called Portfolio Insurance that failed on that fateful day of October 19, 1987, when the stock market collapsed. We do not know how to assess this risk; therefore, we will not participate in this market. We believe there are serious counter-party risk issues that have not been fully determined.

Given the changes to the Fund's portfolio, as of September 30, 2006, your Fund continues to maintain a very high credit-quality profile: 67% of net assets invested in Government/Agency securities, 10% in AAA/AA-rated securities, and 17% in short-term money-market instruments. High-yield accounts for just under 5%.

Outlook

At the start of this year, we expected the economy to begin slowing in the second quarter and continue this trend into the second half of the year. Along with this slower economic growth scenario, we thought that earnings growth expectations were likely to fall to the 5-6% level by the end of the year. We have been correct regarding slower GDP growth, but reported earnings growth has been better than our expectation. This is particularly true for the financial services sector. We still think we will eventually be correct, but the timing has been delayed somewhat.

The investment consensus has shifted to a belief that the Fed has finally finished raising interest rates, and in conjunction with the recent decline in energy prices, the major stock-market averages have been setting new highs. We do not believe this trend is likely to be sustained since it is predicated on the belief that the economy will not be too strong or too weak. Should the recent decline in energy prices lead to improved consumer confidence and spending, this could force the Fed's hand to keep the Fed Funds rate unchanged or possibly even raise it. If the economy proves to be less resilient, we would expect earnings growth expectations to be reduced and credit risk to become a growing concern.

We are quite concerned about the consumer's status. With each passing week, we get more data that says there are problems building. This is especially true with regard to the housing sector. The consumer has used their home as a form of piggy bank to sustain consumption through mortgage-equity withdrawals. This was possible when home prices were rising at double-digit rates. Since the beginning of this year, we have witnessed the sharpest decline in the median existing home price since 1981. Recent data indicates that prices have declined nearly 2% on a year-over-year basis. New home prices are also now declining. If these trends continue through the end of this year, we may see the first annual decline in home prices since the Depression. We are witnessing record levels of new and existing homes for sale by wide margins with inventory-to-sales ratios spiking. At the same time, household real-estate assets as a percentage of net worth is approximately 38%, a record level. Household real-estate assets at 154% of GDP are up approximately fifty percentage points since 1997. This too is a record level by a wide margin. In the event of a sharper decline in household real-estate prices, economic growth would likely slow considerably. We believe this scenario is a rising probability. This is all happening at a time when the Household Debt Service Ratio has been hitting new all-time highs. If there is any slowdown in employment growth in combination with a worsening housing situation, next year could be very challenging for the economy.

While this has been developing, the corporate sector has continued to strengthen its balance sheet. As a result of this positive trend, banks have had fewer corporate customers to lend to, though this has not stopped them from lending. Since 1997, real estate loans, as a percentage of total loans, have grown to a record level of nearly 55%. With the excesses in lending practices, it seems reasonable that this could be a potential problem area, if we experience a serious household real-estate downturn. On September 29, 2006, five bank regulators released their new rules, to take effect immediately, which restrict nontraditional loans. These include interest-only and other creative loan options. This change may also help to constrain economic activity by reducing the availability of loans for home ownership. Real-estate activity has been a key driver of employment in this economic recovery.

Given this cautious outlook, why should we not be more optimistic regarding the potential for a decline in interest rates? There is a distinct possibility that long-term rates could decline further and that the Fed may start reducing the Fed Funds rate next year. It would not surprise us to see the Fed Funds rate a 100 basis points lower by this time next year. However, again, we reiterate that yields in the 4% range do not compensate us sufficiently for the longer-term risks that we perceive. One of these risks is the risk of energy price inflation. We urge you to visit our website at www.fpafunds.com and read the discussion on energy that appears in the September 30, 2006, FPA Capital Fund Shareholder Letter. It provides a detailed discussion on why we believe that energy prices are likely to be higher over the next ten-years and that, if we are correct, this could have negative implications for inflation and economic growth. We also believe that the challenges in the Federal budget will become far more serious beginning in 2010, the beginning of the retirement of the "baby boom" generation. By 2016-17, the Social Security "surplus" evaporates and the Federal government will either have to start cutting benefits or raising taxes to maintain their existing expenditure level. Either way, this is probably not positive. In our opinion, we should not lend long-term money, i.e. the purchasing of longer-term Treasury bonds, to a borrower who is intent upon an increased leveraging of his balance sheet. Finally, from a theoretical view, we do not believe that we are being adequately compensated with a high enough real yield. The real yield is the estimated bond yield after taking into account inflation. Currently, it is estimated to be approximately 2.5%. In our opinion, the Consumer Price Index that is used to determine this real yield is severely flawed and, in our opinion, understates inflation by at least one percentage point; thus, we do not believe there is a sufficient margin of safety for us to risk deploying your capital into longer term bonds. We know that we are at odds with the general consensus on this point, but this is not the first time that we have been placed in this position. Now Tom Atteberry will convey his thoughts to you.

Thomas H. Atteberry Commentary

As Bob commented above, the portfolio's current allocation to the high-yield portion of the bond market is at a very low level. What comprises this portion of the portfolio? We have two holdings, Avnet and BEA Systems, which make up approximately 1% of the Fund and mature this year on November 15 and December 15, respectively. After these events our holdings will represent about 3.5% and consist of five names.

The largest high-yield holding is Qwest Communications, a floating-rate note that matures February 15, 2009. The company provides telephone and data communications for the mountain states region of the United States. Over the past four years the company has reduced its outstanding debt by 38%, which resulted in a dramatic decline in the company's leverage ratios. The company has also increased its debt rating from a low of Caa1 in September 2002 to B2 in September 2006, with the current rating under review for a potential upgrade. In conjunction with the reduction in debt and improved cash flow, the company is contemplating reinstating a common stock dividend. At this point we are very pleased with the financial performance of this holding.

The portfolio has two holdings in the automobile industry, Metaldyne and Standard Motor Products, which make up about 1.5% of the Fund. While the automobile industry has been a very challenging sector for over a year, these two holdings represent a couple of our best-performing investments over the past year, producing returns in excess of 10%.

Metaldyne announced on September 1 that it had entered into a merger agreement with Asahi Tech, a Japanese-based metal components manufacturer for automobiles and construction machinery. Their interest in Metaldyne stems from its broad customer base and well-respected powdered metal forging technology. It is this type of corporate action that confirmed our belief that Metaldyne had a business model and products that could prosper in the auto-parts segment. We are hopeful that the merger will be consummated and potentially close by the end of the year.

Standard Motor Products is a completely different company. It manufactures engine control modules and heating/air-conditioning components for the automobile after market. Over the past several years the company has successfully purchased a computer module business from Dana Corp. and transferred various component production to Mexico and China. This cost reduction and broadening of product line should benefit the company going forward. By being in the after-market parts business, the company is not impacted by the current problems with Ford, GM and Chrysler. The drivers of growth are the aging of the outstanding car fleet and severe weather. As an example, with a hot summer the demand for air-conditioning compressors increases.

Not every one of our automotive sector holdings worked out. During the summer we liquidated our remaining position in Collins & Aikman at a significant loss. This company entered into Chapter 11 bankruptcy in May 2005. Our original view was that the company could have reorganized in a fashion where we, as a senior note holder, might have received a new bond and a portion of the reorganized equity. As this year progressed, it became apparent that we would not get a new debt security and that the equity we would receive would be worth much less than contemplated. Company sales projections seemed okay but the profitability of their contracts did not materialize. We discovered that when they signed the contracts with the OEMs, they assumed an oil price that was approximately half of what oil sells for today. Oil is a prime ingredient in the interior plastic components Collins & Aikman produces. This increased oil cost effectively wiped out all the profit in the contracts.

The final two holdings are small in allocation, representing about 0.5% of the portfolio. The first is a preferred stock, Pennsylvania REIT. This company owns regional malls in the mid-Atlantic region, usually in smaller towns, and we have found it to be a steady performer. The other holding is International Wire Group. This bond is the result of Chapter 11 reorganization in late 2004. The company struggled with an insulated-wire division that had a difficult time producing a positive cash flow. During 2006 the company divested that business and now produces only bare copper wire for a wide variety of customers. The proceeds from the sale of the insulated-wire business were used to expand the bare-wire business into some specialty niche markets with very limited competition. The bare-wire business is a moderate-growth steady-margin business that produces free cash flow. We have been very pleased with the company's ability to reposition itself into a much better financial position.

At this time we are excited about the holdings that remain in the high-yield sector. Each company has improved its financial position and they have strengthened their individual market positions. For these reasons we expect to continue to remain invested in these securities for the long term.

With those closing comments, we thank you for your continued investment support and happy that we are able to convey to you the Fund's positive investment performance.

Respectfully submitted,

Robert L. Rodriguez, CFA
President and Chief Investment Officer

Thomas H. Atteberry
Vice President and Portfolio Manager

October 15, 2006

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

HISTORICAL PERFORMANCE

Change in Value of a $10,000 Investment in FPA New Income, Inc. vs. Lehman Brothers Government/Credit Index and Lipper Corporate Debt A Rated Fund Average from October 1, 1996 to September 30, 2006

Past performance is not indicative of future performance. The Lehman Brothers Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Lehman Brothers Government/Credit Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. The Lipper Corporate Debt A Rated Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA New Income, Inc., with an ending value of $17,305 reflects deduction of the current maximum sales charge of 3.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $17,933. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO SUMMARY

September 30, 2006

Bonds & Debentures		81.7%
U.S. Government	30.7%
U.S. Agencies	26.6%
Mortgage-Backed	7.7%
Mortgage Pass-Through	7.2%
Corporate	6.6%
Convertible	1.4%
International	1.1%
Derivatives - Interest Only	0.4%
Preferred Stock		0.3%
Short-Term Investments		17.0%
Other Assets and Liabilities, net		1.0%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended September 30, 2006
(Unaudited)

NET PURCHASES
Non-Convertible Bonds & Debentures
Federal Agriculture Mortgage Corporation — 4.25% 2008 (1)	$23,424,000
Federal Agriculture Mortgage Corporation — 4.875% 2011 (1)	$19,610,000
Federal Farm Credit Bank — 5.25% 2008 (1)	$12,595,000
Federal Farm Credit Bank — 5.25% 2009 (1)	$49,630,000
Federal Farm Credit Bank — 5.5% 2008 (1)	$25,000,000
Federal Home Loan Bank — 3.5% 2009 (1)	$15,000,000
Federal Home Loan Bank — 4.75% 2009 (1)	$75,000,000
Federal Home Loan Bank — 5.125% 2008 (1)	$25,000,000
Federal Home Loan Bank — 5.25% 2009 (1)	$135,780,000
Tennessee Valley Authority — 5.375% 2008 (1)	$49,362,000
NET SALES
Non-Convertible Bonds & Debentures
Collins & Aikman Products Company — 10.75% 2011 (2)	$8,220,000
Federal Home Loan Bank — 2% 2009 (Step-up) (2)	$21,695,000
Federal Home Loan Bank — 2% 2009 (Step-up) (2)	$18,750,000
Federal Home Loan Mortgage Corporation 1634 CL FL — 4.19% 2023 (2)	$7,000,000
Federal Home Loan Mortgage Corporation 2897 CL AB — 5% 2022 (2)	$13,944,461
Federal Home Loan Mortgage Corporation 2891 CL LA — 5% 2024 (2)	$20,700,861
Federal National Mortgage Association 2003-1 CL BG — 5% 2030 (2)	$7,020,803

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

September 30, 2006

BONDS & DEBENTURES	Principal Amount	Value
U.S. GOVERNMENT SECURITIES —30.7%
U.S.Treasury Inflation-Indexed Notes — 3.375% 2007	$492,873,227	$488,560,586
U.S.Treasury Notes — 4% 2007	20,000,000	19,818,750
U.S.Treasury Notes — 4.25% 2007	51,000,000	50,633,438
TOTAL U.S. GOVERNMENT SECURITIES		$559,012,774
U.S. AGENCIES SECURITIES — 26.6%
Federal Farm Credit Bank
— 5.25% 2008	$12,595,000	$12,652,441
— 5.25% 2009	49,630,000	49,977,410
— 5.5% 2008	25,000,000	25,202,500
Federal Agriculture Mortgage Corporation
— 4.25% 2008	23,424,000	23,107,471
— 4.875% 2011*	19,610,000	19,499,537
— 5.02% 2007 (Floating)	26,100,000	26,002,125
Federal Home Loan Bank
— 3.5% 2009	15,000,000	14,382,433
— 4.47% 2007 (Floating)	25,825,000	25,752,690
— 4.75% 2009	75,000,000	74,717,550
— 5.125% 2008	25,000,000	25,053,750
— 5.25% 2009	135,780,000	136,901,679
Tennessee Valley Authority — 5.375% 2008	49,362,000	49,763,313
TOTAL U.S. AGENCIES SECURITIES		$483,012,899
MORTGAGE-BACKED SECURITIES — 7.7%
BOAA 2003-6 CL 1NC2 — 8% 2033	$2,004,706	$2,104,941
Chase MTG 2003-S14 CL 2A4 — 7.5% 2034	13,628,576	14,308,642
Countrywide Mortgage Securities 2002-36 CL A20 — 5% 2033	714,692	711,690
Federal Home Loan Mortgage Corporation
1534 CL IA — 4.25% 2023 (Floating)	625,559	601,123
1552 CL I — 4.25% 2023 (Floating)	966,921	965,108
1669 CL HA — 4.4% 2023 (Floating)	2,920,956	2,878,512
1671 CL HA — 4.4% 2024 (Floating)	3,347,711	3,255,649
1673 CL HB — 4.4% 2024 (Floating)	1,000,000	950,000
2003 CL KH — 5% 2034	19,049,034	18,941,978
2766 CL PT — 5% 2016	4,356,502	4,352,581
2619 CL YV — 5.5% 2011	1,049,011	1,047,536
1804 CL C — 6% 2008	1,682,938	1,689,064
1591 CL PV — 6.25% 2023	6,164,307	6,333,024
2438 CL MF — 6.5% 2031	8,860,402	8,907,473
2198 CL PS — 7% 2029	12,829,766	13,186,594

PORTFOLIO OF INVESTMENTS

September 30, 2006

BONDS & DEBENTURES — Continued	Principal Amount	Value
2543 CL AD — 8.5% 2016	120,502	123,867
2519 CL ED — 8.5% 2030	542,997	576,934
2626 CL QM — 9% 2018	2,810,376	3,132,691
Federal National Mortgage Association
2003-102 CL EA — 5.5% 2032	2,186,664	2,188,031
2003-12 CL AC — 6% 2016	297,736	299,338
1999-24 CL BC — 6% 2029	1,907,061	1,930,594
1995-13 CL C — 6.5% 2008	102,368	102,804
2003-59 CL NP — 6.5% 2017	2,776,325	2,855,284
1992-193 CL HD — 7% 2007	1,662,377	1,668,135
319-18 — 8% 2032	1,068,640	1,151,460
2004-W6 CL 3A9 — 8% 2034	12,186,568	12,552,165
Government National Mortgage Association II
1999-47 CL Z — 7.5% 2029	2,622,290	2,754,270
JP Morgan MTG Trust 2003-A2 — 4% 2033	3,855,866	3,841,291
Wachovia Asset Securitization, Inc. 2002-1 CL 2A1 — 6.25% 2033	1,863,285	1,865,614
Wells Fargo Mortgage Backed Securities Tr. 2004-1 CL A19 — 5% 2034	3,232,693	3,219,827
Wells Fargo Mortgage Backed Securities Tr. 2005-2 CL 1A2 — 8% 2035	20,032,829	20,896,745
TOTAL MORTGAGE-BACKED SECURITIES		$139,392,965
MORTGAGE PASS-THROUGH SECURITIES — 7.2%
Federal Home Loan Mortgage Corporation
— 3.5% 2008	$4,175,551	$4,070,682
— 3.5% 2008	6,289,783	6,107,738
— 3.5% 2008	4,797,050	4,658,209
— 6.5% 2034	2,735,100	2,786,164
— 6.5% 2036	5,773,559	5,883,617
— 6.5% 2036	13,105,729	13,320,729
Federal National Mortgage Association
— 5.5% 2014	4,734,997	4,756,352
— 6% 2011	1,865,111	1,884,268
— 6% 2012	8,738,236	8,844,371
— 6.5% 2035	4,088,079	4,162,175
— 6.5% 2035	6,183,548	6,311,084
— 6.5% 2035	2,562,503	2,608,948
— 6.5% 2035	3,743,366	3,814,569
— 6.5% 2035	5,048,059	5,144,078
— 6.5% 2035	9,970,688	10,176,333
— 6.5% 2036	8,505,807	8,659,975
— 6.5% 2036	1,858,775	1,893,200
— 6.5% 2036	11,855,428	12,096,241
— 6.5% 2036	16,145,070	16,478,062

PORTFOLIO OF INVESTMENTS

September 30, 2006

BONDS & DEBENTURES — Continued	Shares or Principal Amount	Value
— 6.5% 2036	6,742,307	6,867,175
— 7.5% 2028	1,353,712	1,403,573
MORTGAGE-BACKED PASS-THROUGH SECURITIES		$131,927,543
CORPORATE BONDS & DEBENTURES — 6.6%
Avnet Inc. — 8% 2006	$2,000,000	$2,005,000
Bayerische Landesbank — 4.59% 2009 (Floating)*	21,000,000	20,674,500
International Wire Group, Inc. — 10% 2011	5,193,000	5,296,860
Metaldyne Corporation — 11% 2012	19,980,000	17,932,050
Qwest Communications International, Inc. — 8.905% 2009 (Floating)	24,045,000	24,497,046
Rabobank Nederland NV — 4.674% 2007 (Floating)	24,674,000	24,303,890
Royal Bank of Canada — 4.719% 2007 (Floating)	24,651,000	24,496,931
TOTAL CORPORATE BONDS & DEBENTURES		$119,206,277
CONVERTIBLE BONDS & DEBENTURES — 1.4%
BEA Systems, Inc. — 4% 2006	$18,000,000	$17,887,500
Standard Motor Products, Inc. — 6.75% 2009	8,960,000	8,243,200
TOTAL CONVERTIBLE BONDS & DEBENTURES		$26,130,700
INTERNATIONAL SECURITY — 1.1%
France OATie — 3% 2012	$14,587,455	$19,964,245
DERIVATIVE SECURITIES — 0.4%
INTEREST ONLY SECURITIES
Federal Home Loan Mortgage Corporation
2522 CL PI — 5.5% 2018	$716,333	$9,626
2558 CL JW — 5.5% 2022	17,477,568	3,124,115
1694 CL L — 6.5% 2023	60,830	2,338
217 — 6.5% 2032	2,931,976	624,877
Federal National Mortgage Association
2003-64 CL XI — 5% 2033	15,842,701	3,302,213
323 CL 1 — 5.5% 2032	3,973,618	813,360
1994-17 CL JB — 6.5% 2009	322,821	18,966
TOTAL DERIVATIVE SECURITIES		$7,895,495
TOTAL BONDS & DEBENTURES — 81.7% (Cost $1,485,977,231)		$1,486,542,898
PREFERRED STOCK — 0.3% (Cost $4,495,129)
Pennsylvania Real Estate Investment Trust	93,800	$5,177,760
TOTAL INVESTMENT SECURITIES — 82.0% (Cost $1,490,472,360)		$1,491,720,658

PORTFOLIO OF INVESTMENTS

September 30, 2006

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 17.0%
Rabobank USA Financial Corporation — 5.35% 10/02/06	$77,994,000	$77,982,409
ChevronTexaco Funding Corporation — 5.2% 10/03/06	47,714,000	47,700,216
AIG Funding, Inc. — 5.235% 10/13/06	65,442,000	65,327,804
Barclays U.S. Funding, Inc. — 5.215% 10/23/06	50,000,000	49,840,653
Toyota Motor Credit Corporation — 5.22% 10/25/06	68,824,000	68,584,492
TOTAL SHORT-TERM INVESTMENTS (Cost $309,435,574)		$309,435,574
TOTAL INVESTMENTS — 99.0% (Cost $1,799,907,934)		$1,801,156,232
Other assets and liabilities, net — 1.0%		17,950,915
TOTAL NET ASSETS — 100.0%		$1,819,107,147

*  Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. Federal Agricultural Mortgage Corporation 4.875% due 2011 was purchased at $97.45 on May 12, 2006. Bayerische Landesbank 4.59% due 2009 was purchased at $100 on April 14, 2004. These restricted securities constituted 2.2% of total net assets at September 30, 2006.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2006

ASSETS
Investments at value:
Investments securities — at market value (identified cost $1,490,472,360)	$1,491,720,658
Short-term investments — at cost plus interest earned (maturities 60 days or less)	309,435,574	$1,801,156,232
Cash		599
Receivable for:
Interest	$15,617,752
Capital Stock sold	5,607,825	21,225,577
		$1,822,382,408
LIABILITIES
Payable for:
Capital Stock repurchased	$2,386,665
Advisory fees	742,736
Accrued expenses and other liabilities	145,860	3,275,261
NET ASSETS		$1,819,107,147
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $.01 per share; authorized 200,000,000 shares; outstanding 165,570,817 shares		$1,655,708
Additional Paid in Capital		1,848,088,252
Accumulated net realized loss on investments		(62,475,888)
Undistributed net investment income		30,590,777
Unrealized appreciation of investments		1,248,298
NET ASSETS		$1,819,107,147
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$10.99
Maximum offering price per share (100/96.5 of per share net asset value)		$11.39

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2006

INVESTMENT INCOME
Interest		$91,137,743
Dividends		515,900
		$91,653,643
EXPENSES
Advisory fees	$8,622,872
Transfer agent fees and expenses	1,401,903
Reports to shareholders	257,918
Custodian fees and expenses	126,732
Insurance	66,550
Registration fees	45,529
Directors' fees and expenses	43,721
Audit fees	37,385
Legal fees	13,684
Other expenses	50,630	10,666,924
Net investment income		$80,986,719
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments:
Proceeds from sale of investment securities (excluding short-term investments with maturities 60 days or less)	$859,367,233
Cost of investment securities sold	872,441,668
Net realized loss on investments		$(13,074,435)
Change in unrealized appreciation of investments:
Unrealized depreciation at beginning of year	$(8,758,518)
Unrealized appreciation at end of year	1,248,298
Change in unrealized appreciation of investments		10,006,816
Net realized and unrealized loss on investments		$(3,067,619)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$77,919,100

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended September 30,
	2006		2005
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$80,986,719		$74,001,830
Net realized loss on investments	(13,074,435)		(13,304,137)
Change in unrealized appreciation (depreciation) of investments	10,006,816		(37,542,102)
Increase in net assets resulting from operations		$77,919,100		$23,155,591
Distributions to shareholders from net investment income		(86,445,915)		(71,771,220)
Capital Stock transactions:
Proceeds from Capital Stock sold	$559,770,838		$614,065,334
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	60,398,498		51,768,817
Cost of Capital Stock repurchased*	(638,020,384)	(17,851,048)	(710,384,702)	(44,550,551)
Total decrease in net assets		$(26,377,863)		$(93,166,180)
NET ASSETS
Beginning of year, including undistributed net investment income of $32,127,477 and $9,894,464 at September 30, 2005 and 2004, respectively		1,845,485,010		1,938,651,190
End of year, including undistributed net investment income of $30,590,777 and $32,127,477 at September 30, 2006 and 2005, respectively		$1,819,107,147		$1,845,485,010
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		51,331,029		55,064,774
Shares issued to shareholders upon reinvestment of dividends and distributions		5,568,455		4,667,261
Shares of Capital Stock repurchased		(58,567,729)		(64,037,416)
Decrease in Capital Stock outstanding		(1,668,245)		(4,305,381)

*  Net of redemption fees of $45,166 and $170,485 for the years ended September 30, 2006 and 2005, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	For the Year Ended September 30,
	2006	2005	2004	2003	2002
Per share operating performance:
Net asset value at beginning of year	$11.04	$11.30	$11.27	$10.98	$11.17
Income from investment operations:
Net investment income	$0.53	$0.48	$0.43	$0.52	$0.54
Net realized and unrealized gain (loss) on investment securities	(0.04)	(0.34)	0.03	0.33	(0.12)
Total from investment operations	$0.49	$0.14	$0.46	$0.85	$0.42
Less distributions:
Dividends from net investment income	$(0.54)	$(0.40)	$(0.43)	$(0.56)	$(0.54)
Distributions from net realized capital gains	—	—	—	—	(0.07)
Total distributions	$(0.54)	$(0.40)	$(0.43)	$(0.56)	$(0.61)
Redemption fees	— *	— *	— *	—	—
Net asset value at end of year	$10.99	$11.04	$11.30	$11.27	$10.98
Total investment return**	4.59%	1.27%	4.16%	8.02%	3.83%
Ratios/supplemental data:
Net assets at end of period (in $000's)	1,819,107	1,845,485	1,938,651	1,125,498	1,110,905
Ratio of expenses to average net assets	0.62%	0.61%	0.60%	0.61%	0.58%
Ratio of net investment income to average net assets	4.68%	3.69%	3.77%	4.69%	5.06%
Portfolio turnover rate	60%	42%	62%	52%	28%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2006

NOTE 1 — Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.  Securities Transactions and Related
Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

NOTE 2 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $1,080,498,059 for the year ended September 30, 2006.

NOTE 3 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year. On October 1, 2006, a new investment advisory firm, First Pacific Advisors, LLC, owned entirely by the former principals and key investment professionals of Adviser, commenced providing advisory services under a new investment advisory agreement approved by shareholders on May 1, 2006. This new investment advisory agreement is identical to the prior investment advisory agreement.

For the year ended September 30, 2006, the Fund paid aggregate fees of $43,500 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the

NOTES TO FINANCIAL STATEMENTS

Continued

Code, all of its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at September 30, 2006, were as follows:

Undistributed net investment income	$27,002,273

Accumulated net realized losses of $46,404,192 can be carried forward to offset future gains. The ability to carry these losses forward expires as follows: $1,455,619 in 2011, $16,355,526 in 2012, $7,719,581 in 2013, and 20,873,466 in 2014. In addition, the Fund has elected to defer $16,071,695 of post-October losses until October 1, 2007.

The cost of investment securities at September 30, 2006 for federal income tax purposes was $1,486,883,856. Gross unrealized appreciation and depreciation for all securities at September 30, 2006 for federal income tax purposes was $18,236,541 and $13,399,739, respectively, resulting in net unrealized appreciation of $4,836,802.

During the year ended September 30, 2006, the Fund reclassified $3,922,496 of net amounts from accumulated net loss to undistributed net investment income to align financial reporting with tax reporting.

NOTE 5 — Distributor

For the year ended September 30, 2006, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $31,421 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended September 30, 2006, the Fund collected $45,166 in redemption fees, which amounted to less than $0.01 per share.

NOTE 7 — Distribution to Shareholders

On September 29, 2006, the Board of Directors declared a dividend from net investment income of $0.15 per share payable October 5, 2006 to shareholders of record on September 29, 2006. For financial statement purposes, this dividend was recorded on the ex-dividend date, October 2, 2006.

For tax purposes, all of the dividends paid during the fiscal years ended September 30, 2006 and 2005, were designated as ordinary income.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA NEW INCOME, INC.

We have audited the accompanying statement of assets and liabilities of FPA New Income, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended September 30, 2002 were audited by other auditors whose report, dated November 11, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2006 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA New Income, Inc. as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
November 13, 2006

RESULTS OF SPECIAL MEETING

(Unaudited)

Following is a list of matters voted upon and the results of those votes cast at the special meeting of shareholders held May 1, 2006:

1. With respect to the election of six directors by shareholders:

	Votes For	Votes Withheld
Willard H. Altman, Jr.	76,230,581	1,529,278
Alfred E. Osborne, Jr.	76,269,322	1,490,537
A. Robert Pisano	76,244,710	1,515,149
Patrick B. Purcell	76,211,112	1,548,747
Robert L. Rodriguez	75,071,357	2,688,502
Lawrence J. Sheehan	76,190,939	1,568,920

2. With respect to a new Investment Advisory Agreement with Resolute, LLC, to take effect on or about October 1, 2006, a total of 54,110,078 shares voted for, 1,087,030 shares voted against, and 1,266,745 shares abstained.

SHAREHOLDER EXPENSE EXAMPLE

September 30, 2006
(Unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2006	$1,000.00	$1,000.00
Ending Account Value September 30, 2006	$1,028.80	$1,021.90
Expenses Paid During Period*	$3.10	$3.10

*  Expenses are equal to the Fund's annualized expense ratio of 0.61%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2006 (183/365 days).

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement provides that it may be renewed from year to year by (i) the Board of Directors of the Fund or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of Directors who are not interested persons (as defined in the 1940 Act) of the Fund or of the Adviser cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the Board of Directors held on November 14, 2005, the continuance of the advisory agreement through December 31, 2006, was approved by the Board of Directors and by a majority of the Directors who are not interested persons of the Fund or of the Adviser. A new investment advisory agreement between the Fund and Resolute, LLC ("Resolute") was approved by the Board of Directors and by a majority of the Directors who are not interested persons of the Fund, the Adviser or Resolute, at a meeting held on February 6, 2006. Resolute was created by the principals and key investment professionals of the Fund's Adviser. Resolute exercised its option to purchase, among other things, the operating assets and name of the Adviser. The purchase was effected on September 30, 2006, and the new investment advisory agreement took effect on October 1, 2006. This new investment advisory agreement is identical to the Fund's prior investment advisory agreement. At a special meeting of shareholders held on May 1, 2006, the shareholders of the Fund approved the new investment advisory agreement. Finally, on October 1, 2006, Resolute changed its name to First Pacific Advisors, LLC.

In determining whether to renew the advisory agreements, those Fund Directors who were not interested persons of the Adviser met separately to evaluate information provided by the Adviser in accordance with the 1940 Act and to determine their recommendation to the full Board of Directors. The Directors considered a variety of factors, including the quality of advisory, management and accounting services provided to the Fund, the fees and expenses borne by the Fund, the profitability of the Adviser and the investment performance of the Fund both on an absolute basis and as compared with a peer group of mutual funds. The Fund's advisory fee and expense ratio were also considered in light of the advisory fees and expense ratios of a peer group of mutual funds. The Directors noted the quality and depth of experience of the Adviser and its investment and administrative personnel. Based upon its consideration of these and other relevant factors, the Directors concluded that the advisory fees and other expenses paid by the Fund are fair and that shareholders have received reasonable value in return for such fees and expenses.

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (71)*	Director† Years Served: 8	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Alfred E. Osborne, Jr. – (61)*	Director† Years Served: 7	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Investment Company Institute, K2 Inc., Kaiser Aluminum, Wedbush, Inc., EMAK, and WM Group of Funds.

A. Robert Pisano – (63)*	Director† Years Served: 4	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since 2005. Formerly, until 2005, National Executive Director and Chief Executive Officer of the Screen Actors Guild.	4	State Net, Resources Global Professionals and The Motion Picture and Television Fund.

Patrick B. Purcell – (63)*	Director† Years Served: <1	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial Officer and Chief Administrative Officer from 1989 to March 1998, of Paramount Pictures.	3	The Ocean Conservancy and The Motion Picture and Television Fund

Lawrence J. Sheehan – (74)*	Director† Years Served: 15	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the firm of O'Melveny & Myers LLP.	5

Robert L. Rodriguez – (57)	Director† President & Chief Investment Officer Years Served: 6	Chief Executive Officer of the Adviser.	2	FPA Fund Distributors, Inc.

Thomas H. Atteberry – (53)	Vice President Years Served: 1	Partner of the Adviser.

Eric S. Ende – (62)	Vice President Years Served: 21	Partner of the Adviser.	3

J. Richard Atwood – (46)	Treasurer Years Served: 9	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (49)	Chief Compliance Officer Years Served: 11	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (51)	Secretary Years Served: 23	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (39)	Assistant Treasurer Years Served: <1	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA NEW INCOME, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts 02266-8500
(800) 638-3060
(617) 483-5000

TICKER: FPNIX
CUSIP: 302544101

This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2006 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain information on Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.    Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s senior executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, the code of ethics was amended to reflect the name change of the investment adviser, which resulted from the consummation of a transaction with its former parent.  No changes were made to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                    Audit Committee Financial Expert.

The registrant’s board of directors has determined that Willard H. Altman, Jr., a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.                    Principal Accountant Fees and Services.

		2005	2006
(a)	Audit Fees	$31,620	$34,200
(b)	Audit Related Fees	-0-	-0-
(c)	Tax Fees	$5,765	$6,200
(d)	All Other Fees	-0-	-0-

(e)(1)       Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)       Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)           Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)           Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                    Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the  second fiscal quarter covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                  Exhibits.

(a)(1)       Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR.  Attached hereto as Ex.99.CODE.ETH.

(a)(2)       Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)       Not Applicable

(b)           Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President

Date: December 8, 2006

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer

Date: December 8, 2006